PGOF-P30 06/25

SUPPLEMENT DATED JUNE 6, 2025

TO THE PROSPECTUS

OF EACH FUND LISTED IN SCHEDULE A

The following replaces the first bullet under “Class Y shares” in the section titled “Here is a summary of the differences among the classes of shares” in each fund’s prospectus:

•The following investors may purchase class Y shares if approved by Franklin Distributors:

– bank trust departments and trust companies that have entered into agreements with Franklin Distributors and offer institutional share class pricing to their clients;

– corporate individual retirement accounts (IRAs) administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

– college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

– other funds and investment products sponsored by the Investment Manager or an affiliate, including other Franklin Templeton investment managers;

– investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

– investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and SAI, and that has entered into an agreement with Franklin Distributors to offer class Y shares through such a program;

– clients of a financial representative who are charged a fee for consulting or similar services;

– corporations, endowments, foundations and other institutional investors that have been approved by Franklin Distributors;

– affiliated and unaffiliated investment companies (whether registered or private) that have been approved by Franklin Distributors or an affiliate;

- current and retired employees of Putnam or an affiliate (including affiliates of Franklin Templeton) and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals;

- current directors of Putnam Investments, LLC who commenced service prior to January 1, 2024 and retired directors of Putnam Investments, LLC who served prior to January 1, 2024, regardless of when they retired;

- current employees of Empower Life & Annuity Insurance Company who began their employment prior to January 1, 2024 and retired employees of Empower Life & Annuity Insurance Company who were employees prior to January 1, 2024, regardless of when they retired; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Empower Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Empower Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and

– personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Franklin Distributors, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Franklin Distributors related to the use of class Y shares in these accounts.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

Schedule A

Putnam Sustainable Retirement 2025 Fund	Putnam Retirement Advantage 2025 Fund
Putnam Sustainable Retirement 2030 Fund	Putnam Retirement Advantage 2030 Fund
Putnam Sustainable Retirement 2035 Fund	Putnam Retirement Advantage 2035 Fund
Putnam Sustainable Retirement 2040 Fund	Putnam Retirement Advantage 2040 Fund
Putnam Sustainable Retirement 2045 Fund	Putnam Retirement Advantage 2045 Fund
Putnam Sustainable Retirement 2050 Fund	Putnam Retirement Advantage 2050 Fund
Putnam Sustainable Retirement 2055 Fund	Putnam Retirement Advantage 2055 Fund
Putnam Sustainable Retirement 2060 Fund	Putnam Retirement Advantage 2060 Fund
Putnam Sustainable Retirement 2065 Fund	Putnam Retirement Advantage 2065 Fund
Putnam Sustainable Retirement Maturity Fund	Putnam Retirement Advantage Maturity Fund

Shareholders should retain this Supplement for future reference.

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